Exhibit 10.5

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Alan J. Robin, Esq.
Shartsis Friese LLP
One Maritime Plaza, 18th Floor
San Francisco, CA 94111

FIRST MODIFICATION OF SUBORDINATE MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING
THIS FIRST MODIFICATION OF SUBORDINATE MORTGAGE, SECURITY AGREEMENT AND FIXTURE FILING (this “Amendment”) is dated as of September 9, 2013, and effective as of September 1, 2013 (the “Effective Date”), by SHC Columbus Drive, LLC, a Delaware limited liability company (“Affiliated Guarantor”), DTRS Columbus Drive, LLC, a Delaware limited liability company (“Operating Lessee”) and Metropolitan Life Insurance Company, a New York corporation (“Lender”), with reference to the following facts and circumstances:
A.    Affiliated Guarantor has entered into an Affiliated Guaranty dated as of May 5, 2010 for the benefit of Lender.
B.    The Affiliated Guaranty was entered into in connection with that certain first mortgage loan (“St. Francis Loan”) made by Lender to SHR St. Francis, L.L.C., a Delaware limited liability company (“St. Francis Borrower”), in the amount of Two Hundred Twenty Million and no/100 Dollars ($220,000,000.00), which loan was evidenced by a Promissory Note dated as of May 5, 2010 (“St. Francis Note”), made by St. Francis Borrower in favor of Lender.
C.    Repayment of the St. Francis Note was secured by, among other documents, a Deed of Trust, Security Agreement and Fixture Filing dated as of May 5, 2010 (the “St. Francis Deed of Trust”), executed by St. Francis Borrower to Fidelity National Title Insurance Company, as Trustee, for the benefit of Lender, as Beneficiary, recorded May 11, 2010 as Instrument No. 2010-I964981-00 in the Official Records of San Francisco County, California (the “Official Records”) and rerecorded June 28, 2010 as Instrument No. 2010-I989220-00 in the Official Records.
D.     The obligations under the Affiliated Guaranty are secured by a Subordinate Mortgage, Security Agreement and Fixture Filing dated as of May 5, 2010 (the “Mortgage”), executed by Affiliated Guarantor and Operating Lessee to Lender, recorded May 6, 2010, as Instrument No. 102622017 of the Official Records of Cook County, Illinois.

E.    The Mortgage encumbers a fee estate in certain real property known as the Fairmont Hotel located in Chicago, Illinois, as more particularly described on Exhibit A attached hereto, together with certain other personal property and other property as set forth therein, which is more particularly described in Exhibit A (collectively, the “Property”).
F.    On May 5, 2010 Affiliated Guarantor and Lender also entered into the Fairmont Loan (as defined in the Mortgage) which loan is evidenced by the Fairmont Note (as defined in the Mortgage) and secured by the Senior Mortgage (as defined in the Mortgage).
G. Concurrently with the execution of this Amendment, Lender and St. Francis Borrower have entered into that certain First Modification of Note, Deed of Trust, Security Agreement and Fixture Filing and Other Loan Documents (the “First Modification of St. Francis Loan”).
H.     Concurrently with the execution of this Amendment, Affiliated Guarantor and Lender have entered into, among other documents, (i) that certain First Modification of Note, Mortgage, Security Agreement and Fixture Filing and Other Loan Documents (the “First Modification of Fairmont Loan”) and (ii) that certain First Modification of Affiliated Guaranty.
I.    In connection with entering into the First Modification of Affiliated Guaranty, Affiliated Guarantor and Lender desire to amend the Mortgage.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Mortgage.
2.    Modification of Mortgage.
(a)    The term “Affiliated Guaranty” as used in the Mortgage is hereby amended to refer to the Affiliated Guaranty as modified by the First Amendment to Affiliated Guaranty.
(b)    The term “Mortgage” is hereby amended to refer to the Mortgage as modified by this Amendment.
(c)    The term “Security Documents” is hereby amended to refer to the Security Documents as amended by the First Amendment to Affiliated Guaranty and this Amendment.
(d)    The term “Fairmont Loan” is hereby amended to refer to the Fairmont Loan as modified by First Modification of Fairmont Loan.
(e)    The term “Fairmont Note” is hereby amended to refer to the Fairmont Note as modified by First Modification of Fairmont Loan.
(f)    The term “Senior Mortgage” is hereby amended to refer to the Senior Mortgage as modified by First Modification of Fairmont Loan.

2

(g)    The term “St. Francis Loan” is hereby amended to refer to the St. Francis Loan as amended by the First Modification of St. Francis Loan.
(h)    The term “St. Francis Note” is hereby amended to refer to the St. Francis Note as amended by the First Modification of St. Francis Loan.
(i)    The term “St. Francis Deed of Trust” is hereby amended to refer to the St. Francis Deed of Trust as amended by the First Modification of St. Francis Loan.
(j)    Section 10.9 (iv) of the Mortgage is hereby deleted in its entirety and the following section substituted in its place:
“(iv) The full payment and satisfaction of all obligations of Affiliate Guarantor under the Fairmont Loan Documents in connection with a sale of the Property and the prepayment of the Fairmont Note; provided, however, that in the event of such full payment and satisfaction, all of the following conditions precedent to the Affiliated Guaranty Termination shall have occurred and be true at the time of the Affiliated Guaranty Termination:
(1)    There shall be no pending Event of Default under the Fairmont Loan Documents or the St. Francis Loan Documents;
(2)    The loan-to-value ratio (“Loan to Value Ratio”) for the St. Francis Property encumbered by the St. Francis Deed of Trust shall not be greater than 50% as determined by Lender in its sole and absolute discretion; provided however, that a principal reduction payment may be made under the St. Francis Note in accordance with the terms of the St. Francis Note, including the payment of any applicable prepayment fee, in order to meet the Loan to Value Ratio;
(3)    The debt service coverage ratio for the St. Francis Property encumbered by the St. Francis Deed of Trust (the “DSC”) shall not be less than 1.50x as determined by Lender in its sole and absolute discretion; provided, however that (i) such determination by Lender shall be based upon the amortization schedule of the St. Francis Note without giving effect to the cessation of principal payments under the St. Francis Note effected by the First Modification of St. Francis Loan and (ii) that a principal reduction payment may be made under the St. Francis Note in accordance with the terms of the St. Francis Note, including the payment of any applicable prepayment fee, in order to meet the DSC; and,”
3.    Representations and Warranties.
(a)    Affiliated Guarantor represents and warrants that as of the Effective Date, it has no existing and asserted (and, to its knowledge, no basis for any unasserted) claims, counterclaims, defenses or rights of setoff whatsoever with respect to any payment obligations under the Affiliated Guaranty or the Mortgage, and any such claims, counterclaims, defenses and rights of setoff are hereby waived and relinquished.

3

(b)    Affiliated Guarantor represents and warrants that as of the Effective Date, there are no defaults, and to its knowledge no events which with notice or the lapse of time, or both, would constitute a default, under the Affiliated Guaranty or the Mortgage.
4.    No Rights Conferred on Others. Nothing contained herein shall be construed as giving any person, other than the parties hereto, any right, remedy or claim under or in respect of the Affiliated Guaranty or the Mortgage.
5.    Non‑Impairment. Affiliated Guarantor hereby confirms each of the covenants, agreements and obligations of Affiliated Guarantor set forth in the Affiliated Guaranty and the Mortgage, as modified and amended hereby. Except as expressly provided herein, nothing contained in this Amendment shall (i) alter or affect any provision, condition or covenant contained in the Affiliated Guaranty or the Mortgage or affect or impair any rights, powers or remedies thereunder, it being the intent hereof that the provisions of the Affiliated Guaranty and the Mortgage shall each continue in full force and effect, except as expressly modified hereby, or (ii) be deemed or construed to be an impairment of the lien of the Mortgage which shall be and remain a lien encumbering the property covered by the Mortgage.
6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered to Lender will be deemed to be an original, and all of which, taken together, will be deemed to be one and the same instrument.
7.    Prior Agreements; Amendment.
(a)    The Affiliated Guaranty and the Mortgage, including this Amendment are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in therein and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Amendment and those of any of the original Mortgage, the terms, conditions and provisions of this Amendment shall prevail.
(b)    No change or modification of this Amendment shall be valid unless the same is in writing signed by Affiliated Guarantor, Operating Lessee and Lender.
8.    Governing Law; Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois in accordance with Section 14.5 of the Mortgage.
9.    Severability. If any court of competent jurisdiction determines any provision of this Amendment to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part hereof or of the Affiliated Guaranty or the Mortgage.
10.    Notices. All notices pursuant to this Amendment shall be given in accordance with the Notice provision of the Mortgage.
[SIGNATURES ON FOLLOWING PAGE]

4

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.
AFFILIATED GUARANTOR:

SHC COLUMBUS DRIVE, LLC,
a Delaware limited liability company
By: /s/ Jonathan P. Stanner
Name: Jonathan P. Stanner
Its: VP, Capital Markets & Treasurer
OPERATING LESSEE:

DTRS COLUMBUS DRIVE, LLC,
a Delaware limited liability company
By: /s/ Jonathan P. Stanner
Name: Jonathan P. Stanner
Its: VP, Capital Markets & Treasurer

LENDER:

METROPOLITAN LIFE INSURANCE COMPANY,
a New York corporation

By:     /s/ Eric McCoskey

Name: Eric McCoskey

Its:     Director

STATE OF __________________________    )
) ss.
COUNTY OF ________________________    )
On _____________ ____, 2013, before me, __________________________________, a Notary Public, personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of _________ that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature
(Seal)

STATE OF __________________________    )
) ss.
COUNTY OF ________________________    )
On _____________ ____, 2013, before me, __________________________________, a Notary Public, personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of _________ that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature
(Seal)

STATE OF __________________________    )
) ss.
COUNTY OF ________________________    )
On _____________ ____, 2013, before me, __________________________________, a Notary Public, personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of _________ that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature
(Seal)

EXHIBIT A
DESCRIPTION OF LAND
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF CHICAGO, COUNTY OF COOK, STATE OF ILLINOIS AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:
THAT PART OF THE LANDS LYING EAST OF AND ADJOINING FORT DEARBORN ADDITION TO CHICAGO, BEING THE WHOLE OF THE SOUTHWEST FRACTIONAL 1/4 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AND DESCRIBED AS FOLLOWS:
COMMENCING AT THE POINT OF INTERSECTION OF THE EAST LINE OF NORTH STETSON AVENUE, 74 FEET WIDE, AS SAID NORTH STETSON AVENUE IS SHOWN AND DEFINED ON THE PLAT TITLED “PLAT OF MID-AMERICA, A RESUBDIVISION OF THE PRUDENTIAL AND ILLINOIS CENTRAL SUBDIVISION,” AND RECORDED IN THE RECORDER’S OFFICE OF SAID COOK COUNTY, ILLINOIS ON NOVEMBER 20, 1957, AS DOCUMENT NO. 17069914, WITH THE NORTH LINE OF EAST LAKE STREET, 74.00 FEET WIDE, AS SAID EAST LAKE STREET WAS DEDICATED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON THE 26TH DAY OF MARCH, 1984, AS DOCUMENT NO. 27018354 (SAID POINT OF INTERSECTION BEING 460.193 FEET, MEASURED ALONG SAID EAST LINE OF NORTH STETSON AVENUE, NORTH FROM THE POINT OF INTERSECTION OF SAID EAST LINE WITH THE NORTH LINE OF EAST RANDOLPH STREET, AS SAID EAST RANDOLPH STREET WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON MARCH 14, 1979 AS DOCUMENT 24879731), AND RUNNING THENCE EAST ALONG SAID NORTH LINE OF EAST LAKE STREET, SAID NORTH LINE BEING PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 352.541 FEET TO THE POINT OF BEGINNING AT THE SOUTHEAST CORNER OF THE HEREINAFTER DESCRIBED PARCEL OF LAND, SAID POINT OF BEGINNING BEING ALSO THE POINT OF INTERSECTION OF SAID NORTH LINE OF EAST LAKE STREET WITH THE WEST LINE OF NORTH COLUMBUS DRIVE, AS SAID NORTH COLUMBUS DRIVE WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON THE 5TH DAY OF JUNE, 1972 AS DOCUMENT NO. 21925615; THENCE NORTH ALONG SAID WEST LINE OF NORTH COLUMBUS DRIVE, SAID WEST LINE BEING PERPENDICULAR TO SAID NORTH LINE OF EAST LAKE STREET, A DISTANCE OF 205.542 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 107.541 FEET; THENCE SOUTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 30.00 FEET; THENCE WEST ALONG A LINE PERPENDICULAR TO THE LAST DESCRIBED COURSE A DISTANCE OF 120.00 FEET; THENCE SOUTH ALONG A LINE PARALLEL WITH SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF

Exhibit A-1

175.542 FEET TO AN INTERSECTION WITH SAID NORTH LINE OF EAST LAKE STREET; THENCE EAST ALONG SAID NORTH LINE OF EAST LAKE STREET A DISTANCE OF 227.541 FEET TO THE POINT OF BEGINNING.
EXCEPTING FROM THE ABOVE DESCRIBED PARCEL THAT PART OF THE PROPERTY AND SPACE DEDICATED FOR EAST LAKE STREET, WHICH PART IS BOUNDED AND DESCRIBED AS FOLLOWS:
COMMENCING AT THE POINT OF INTERSECTION OF THE EAST LINE OF NORTH STETSON AVENUE AS SHOWN AND DEFINED ON THE “PLAT OF MID-AMERICA, A RESUBDIVISION OF THE PRUDENTIAL AND ILLINOIS CENTRAL SUBDIVISION,” AND RECORDED IN THE OFFICE OF THE RECORDER OF COOK COUNTY, ILLINOIS, ON NOVEMBER 20, 1957 AS DOCUMENT NO. 17069914, WITH THE NORTH LINE, EXTENDED EAST OF EAST RANDOLPH STREET, AND RUNNING THENCE NORTH ALONG SAID EAST LINE OF NORTH STETSON AVENUE (SAID EAST LINE BEING A LINE WHICH IS 451.50 FEET, MEASURED PERPENDICULARLY, EAST FROM AND PARALLEL WITH THE EAST LINE OF NORTH BEAUBIEN COURT), A DISTANCE OF 460.193 FEET; THENCE EAST ALONG A LINE WHICH IS PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 332.541 FEET TO THE POINT OF BEGINNING; THENCE NORTHEASTWARDLY ALONG A STRAIGHT LINE A DISTANCE OF 28.284 FEET TO A POINT WHICH IS 352.541 FEET, MEASURED PERPENDICULARLY, EAST FROM SAID EAST LINE OF NORTH STETSON AVENUE AND 20.00 FEET, MEASURED PERPENDICULARLY, NORTH FROM SAID LAST DESCRIBED COURSE EXTENDED EAST (SAID POINT BEING ON THE WEST LINE OF NORTH COLUMBUS DRIVE AS SAID NORTH COLUMBUS DRIVE WAS DEDICATED AND CONVEYED TO THE CITY OF CHICAGO BY INSTRUMENT RECORDED IN SAID RECORDER’S OFFICE ON THE 5TH DAY OF JUNE, 1972, AS DOCUMENT NO. 21925615); THENCE SOUTH ALONG SAID WEST LINE OF NORTH COLUMBUS DRIVE A DISTANCE OF 20.00 FEET; THENCE WEST ALONG A LINE WHICH IS PERPENDICULAR TO SAID EAST LINE OF NORTH STETSON AVENUE, A DISTANCE OF 20.00 FEET TO THE POINT OF BEGINNING; AND WHICH LIES BELOW AND EXTENDS DOWNWARD FROM AN ELEVATION OF 35.10 FEET ABOVE CHICAGO CITY DATUM AND WHICH LIES ABOVE AND EXTENDS UPWARD FROM AN ELEVATION OF 27.60 FEET ABOVE CHICAGO CITY DATUM.
PARCEL 2:
EASEMENTS FOR THE BENEFIT OF PARCEL 1, AS CREATED IN THE TRUSTEE’S DEED DATED AUGUST 16, 1983, AND RECORDED IN THE RECORDER’S OFFICE OF COOK COUNTY, ILLINOIS ON AUGUST 26, 1983, AS DOCUMENT NO. 26751440 AS FOLLOWS:
PEDESTRIAN AREA EASEMENT, MADE AVAILABLE ON THE DECK, AS THEREINAFTER DEFINED, FOR PEDESTRIAN USE (“PEDESTRIAN AREA”) HAVING A MINIMUM WIDTH OF 20 FEET AND EXTENDING FROM THE NORTH LINE TO THE SOUTH LINE OF THE DECK. THE PEDESTRIAN AREA SHALL PROVIDE ACCESS TO THE DECK AT THE SOUTHERLY LINE OF THE PROPERTY DEFINED AS PARCEL 1 AND

Exhibit A-2

SHALL BE AT SUCH LOCATION AS DETERMINED BY GRANTEE, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 2 OF SAID TRUSTEE’S DEED;
ALSO
ENTRANCE AREA EASEMENT, FOR PEDESTRIAN ACCESS TO THE ADJOINING PROPERTY, (THE APPROXIMATE LOCATION OF WHICH IS DEPICTED ON THE DRAWING ENTITLED EXHIBIT C ATTACHED TO THE DEED) PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 3 OF SAID TRUSTEE’S DEED;
ALSO
A PEDESTRIAN WALKWAY (THE MID-BLOCK WALKWAY), FOR THE PURPOSE OF PROVIDING ACCESS TO THE BUILDING ON THE REALTY PROPERTY (SOUTH AND ADJOINING) AND TO THE BUILDING OR BUILDINGS TO BE LOCATED ON THE LAND INSURED HEREIN AS PARCEL 1, (THE APPROXIMATE LOCATION OF WHICH IS DEPICTED ON THE DRAWING ENTITLED EXHIBIT C ATTACHED TO THE DEED), PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 4 OF SAID TRUSTEE’S DEED.
PARCEL 3:
A PERPETUAL AND EXCLUSIVE EASEMENT TO CONSTRUCT, USE, OPERATE, MAINTAIN, REPAIR, RECONSTRUCT AND REPLACE, (AT THE SOLE COST AND EXPENSE OF THE OWNER(S) OF PARCEL 1), A DRIVEWAY FOR INGRESS TO AND EGRESS, FROM THAT PART OF THE BLOCK OWNED BY THE LC TRUST MARKED “LC PROPERTY” ON EXHIBIT “A”, FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.2 OF A CERTAIN RECIPROCAL EASEMENT AGREEMENT DATED SEPTEMBER 30, 1985 AND RECORDED SEPTEMBER 30, 1985 AS DOCUMENT NO. 85,211,829, AS AMENDED BY AMENDMENT TO RECIPROCAL EASEMENT AGREEMENT DATED OCTOBER 1, 1985 AND RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115106, AT AN ELEVATION OF APPROXIMATELY 55 FEET, 6 INCHES ABOVE THE CHICAGO CITY DATUM AND WITHIN AN AREA OF THE BLOCK, HEREAFTER DEFINED, HAVING A LENGTH OF 74 FEET AND A WIDTH OF 10 FEET MARKED “DRIVEWAY EASEMENT” ON EXHIBIT “A” OF SAID RECIPROCAL EASEMENT AGREEMENT, SAID BLOCK DEFINED AS THAT PART OF THE LANDS LYING EAST OF AND ADJOINING FORT DEARBORN ADDITION TO CHICAGO, BEING THE WHOLE OF THE SOUTHWEST FRACTIONAL 1/4 OF SECTION 10, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, BOUNDED AS FOLLOWS:
ON THE NORTH BY THE SOUTH LINE OF EAST SOUTH WATER STREET, ON THE EAST BY THE WEST LINE OF NORTH COLUMBUS DRIVE, ON THE SOUTH BY THE NORTH LINE OF EAST LAKE STREET AND ON THE WEST BY THE EAST LINE OF NORTH STETSON AVENUE.

Exhibit A-3

ALSO
PERPETUAL AND NON-EXCLUSIVE EASEMENTS TO USE, MAINTAIN AND REPAIR, AT THE SOLE COST AND EXPENSE OF THE GRANTEE, TWO EMERGENCY EXITWAYS FOR PEDESTRIAN USE, FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.3 OF SAID RECIPROCAL EASEMENT AGREEMENT AT AN ELEVATION OF APPROXIMATELY 57.0 FEET ABOVE CHICAGO CITY DATUM, EACH HAVING AN UNOBSTRUCTED WIDTH OF 3 FEET 8 INCHES EXTENDING FROM THE WEST LINE OF PARCEL 1 TO NORTH STETSON AVENUE MARKED “EXITWAY EASEMENTS” ON EXHIBIT “A” OF SAID RECIPROCAL EASEMENT AGREEMENT.
ALSO
PERPETUAL AND NON-EXCLUSIVE EASEMENTS TO ENTER UPON THAT PART OF THE BLOCK OWNED BY GRANTOR AS MAY BE REASONABLY NECESSARY, FOR THE PURPOSE OF WINDOW WASHING, CAULKING, TUCKPOINTING, SEALING AND ANY OTHER MAINTENANCE OR REPAIR OF THE IMPROVEMENTS CONSTRUCTED ON PARCEL 1 ALONG THE COMMON BOUNDARIES OF THE PROPERTY OWNED BY GRANTOR AND GRANTEE, TO THE EXTENT REASONABLY PRACTICABLE ALL SUCH MAINTENANCE AND REPAIR WORK WILL BE PERFORMED IN THE AIR RIGHTS, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH 1.5 OF SAID RECIPROCAL EASEMENT AGREEMENT.
PARCEL 4: THE EMERGENCY EGRESS EASEMENT
A PERPETUAL EASEMENT FOR EMERGENCY EGRESS, FOR THE BENEFIT OF PARCEL 1, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH I OF A CERTAIN HOTEL EASEMENT AGREEMENT DATED SEPTEMBER 30, 1985 AND RECORDED SEPTEMBER 30, 1985 AS DOCUMENT NO. 85211830 ON AN AREA DESCRIBED AND DEFINED AS THE “DECK EASEMENT AREA” IN SAID HOTEL EASEMENT AGREEMENT AND AMENDED BY AMENDMENT TO HOTEL EASEMENT AGREEMENT, RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115107, AND FURTHER AMENDED BY SECOND AMENDMENT TO HOTEL EASEMENT AGREEMENT DATED DECEMBER 30, 1993 RECORDED JANUARY 4, 1994 AS DOCUMENT NUMBER 94007534 AMENDING SAID EASEMENT TO THE AREA DEPICTED ON EXHIBIT “C-1” AND LEGALLY DESCRIBED ON EXHIBIT “D” ATTACHED THERETO AND MADE A PART THEREOF.
ALSO, THE OPERATING EASEMENT
EASEMENT FOR INGRESS AND EGRESS FOR MAINTENANCE AND REPAIR OF THE SOUTH FACADE OF THE HOTEL BUILT ON PARCEL 1, FOR THE BENEFIT OF PARCEL 1, CONTAINED IN PARAGRAPH II OF SAID HOTEL EASEMENT AGREEMENT ONTO THE NORTH 39 INCHES, MORE OR LESS, OF THE “AMOCO PROPERTY” AS

Exhibit A-4

DESCRIBED AND DEFINED IN SAID HOTEL EASEMENT AGREEMENT RECORDED MARCH 25, 1986 AS DOCUMENT NO. 86115107.
ALSO, THE AIRSPACE EASEMENTS
A PERPETUAL EASEMENT FOR THE BENEFIT OF PARCEL 1, TO INSTALL DAVITS OR OTHER DEVICES ONTO THE HOTEL INTO THE AIRSPACE OVER THE DECK AND TO UTILIZE SAID AIRSPACE FOR MAINTENANCE AND REPAIR OF THE HOTEL FROM SCAFFOLDS OR OTHER DEVICES ATTACHED THERETO, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH III A., OF SAID HOTEL EASEMENT AGREEMENT INTO THE AIRSPACE OVER THE “DECK” AS DESCRIBED AND DEFINED IN SAID HOTEL EASEMENT AGREEMENT.
AND
A PERPETUAL EASEMENT, FOR THE BENEFIT OF PARCEL 1, TO PERMANENTLY ATTACH A CORNICE AND WINDOW WASHING TRACK ONTO THE TURRET PORTION AT THE TOP OF THE HOTEL INTO THE AIRSPACE ABOVE THE DECK (AS THEREIN DEFINED) AND TO UTILIZE SUCH AIRSPACE FOR THE WASHING OF WINDOWS AND MAINTENANCE OF THE TURRET PORTION OF THE HOTEL, PURSUANT TO THE TERMS AND PROVISIONS CONTAINED IN PARAGRAPH III B., OF SAID HOTEL EASEMENT AGREEMENT.
PARCEL 5:
NON-EXCLUSIVE EASEMENT FOR THE BENEFIT OF PARCEL 1 AS CREATED IN THE STAIRWAY AND VESTIBULE EASEMENT AGREEMENT MADE BY AND BETWEEN GO ACIC ASSOCIATES LIMITED PARTNERSHIP, AN ILLINOIS LIMITED PARTNERSHIP AND AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE UNDER TRUST AGREEMENT DATED JULY 17, 1985 AND KNOWN AS TRUST NUMBER 64971 DATED OCTOBER 1, 1994 RECORDED NOVEMBER 29, 1994 AS DOCUMENT 04002367, FOR EMERGENCY PEDESTRIAN EGRESS, AND USE OF VESTIBULE AREA, OVER, UPON AND ACROSS THAT PORTION OF THE LAND AS SHOWN ON THE EXHIBIT “C” ATTACHED TO SAID EASEMENT AGREEMENT.

PIN-17-10-316-023
Street Address—200 North Columbus Drive, Chicago, Illinois

Exhibit A-5